Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement” or “Agreement”) is entered into on April 26, 2023, by and between Zura Bio Limited, a Cayman Islands exempted company (the “Company”), and the subscriber named on the signature page hereto (“Subscriber”).

WHEREAS, Subscriber desires to subscribe for and purchase from the Company, that number of Class A ordinary shares (“Ordinary Shares”) set forth on the signature page hereto (the “Subscribed Shares”) and that number of private placement pre-funded warrants of the Company set forth on the signature page hereto, each whole pre-funded warrant entitling the holder thereof to purchase one Ordinary Share for $4.249 per share, the form of which is attached as Exhibit A (the “Private Placement Pre-Funded Warrants”), for a purchase price of $4.25 per share (the “Per Share Subscription Price” and the aggregate of such Per Share Subscription Price for all Subscribed Shares and Private Placement Pre-Funded Warrants being referred to herein as the “Subscription Amount”), and the Company desires to issue and sell to Subscriber the Subscribed Shares and Private Placement Pre-Funded Warrants in consideration of the payment of the Subscription Amount by or on behalf of Subscriber to the Company;

WHEREAS, in order to comply with Nasdaq Listing Rule 5635 and as further described herein, the Company desires to issue and the Subscriber desires to receive the Subscribed Shares in two tranches. As part of the first tranche, the Subscriber will receive that number of Ordinary Shares (the “First Subscribed Shares”) and that number of Private Placement Pre-Funded Warrants (the “First Private Placement Pre-Funded Warrants”) set forth on the signature page hereto. As part of the second tranche, subject to the Shareholder Approval Condition (as defined below) and any beneficial ownership limitation, the Subscriber will receive that number of Ordinary Shares (the “Second Subscribed Shares”) and that number of Private Placement Pre-Funded Warrants (the “Second Private Placement Pre-Funded Warrants”) set forth on the signature page hereto; and

WHEREAS, concurrently with the execution of this Subscription Agreement, the Company will enter into subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with certain other qualified institutional buyers or institutional accredited investors (the “Other Subscribers” and, together with Subscriber, the “Subscribers”) and certain members of management of the Company who are not “institutional accounts” within the meaning of FINRA Rule 4512 (each, a “Management Investor”), pursuant to which such investors will agree to purchase Ordinary Shares (the “Other Subscribed Shares” and, together with the Subscribed Shares, the “Aggregate Subscribed Shares”) and Private Placement Pre-Funded Warrants (the “Other Private Placement Pre-Funded Warrants” and, together with the Private Placement Pre-Funded Warrants, the “Aggregate Private Placement Pre-Funded Warrants”) for an aggregate subscription amount, together with the Subscription Amount, of $80 million (the “Aggregate Subscription Amount”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, each of the Company and the Subscriber hereby agrees as follows:

1.       Subscription.

(a)       Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase at the First Closing (as defined below), and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Per Share Subscription Price for all First Subscribed Shares and First Private Placement Pre-Funded Warrants (such amount, the “First Subscription Amount”), the First Subscribed Shares and the First Private Placement Pre-Funded Warrants (such subscription and issuance, the “First Subscription”). Notwithstanding anything in this Subscription Agreement to the contrary, the total number of Ordinary Shares that may be issued under this Subscription Agreement and the Other Subscription Agreements at the First Closing, including the Ordinary Shares underlying the Aggregate Private Placement Pre-Funded Warrants, shall be limited to 3,750,000 Ordinary Shares (the “Exchange Cap”), which equals 19.99% of the outstanding Ordinary Shares as of the date hereof less 1,550,000 Ordinary Shares granted or to be granted to Eli Lilly and Company (“Eli Lilly”) pursuant to certain equity grant agreements by and between the Company and Eli Lilly (the “Eli Lilly Shares”). The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

(b)       Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase at the Second Closing (as defined below), and the Company hereby agrees to issue and sell to Subscriber, upon the payment of Per Share Subscription Price for all Second Subscribed Shares and Second Private Placement Pre-Funded Warrants (such amount, the “Second Subscription Amount”), the Second Subscribed Shares and the Second Private Placement Pre-Funded Warrants (such subscription and issuance, the “Second Subscription”).

2.       First Closing; Closing Conditions; Beneficial Ownership.

(a)       The consummation of the First Subscription (the “First Closing”) shall occur on such date (the “First Closing Date”) as the Company provides written notice to the Subscriber (“Closing Notice”); provided, that in no event shall the First Closing Date be greater than two (2) Business Days following the execution of this Subscription Agreement (the “First Closing Deadline”).

(b)       On the First Closing Date, no later than 9:00 a.m., New York City time, the Subscriber shall deliver to the Company the First Subscription Amount in cash via wire transfer to the account specified in the Closing Notice. At the First Closing, the Company shall issue the First Subscribed Shares and First Private Placement Pre-Funded Warrants to the Subscriber and cause the First Subscribed Shares to be registered in book entry form by the Company’s transfer agent and cause the First Private Placement Pre-Funded Warrants to be issued in the form set forth in Exhibit A hereto, in each case free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement, the amended and restated memorandum and articles of association or state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. All of the First Subscribed Shares and First Private Placement Pre-Funded Warrants shall be delivered with any and all transfer agent fees and any and all issue, stamp, transfer or similar taxes or duties payable in connection with such delivery duly paid by the Company. If the First Closing has not occurred for any reason on or prior to the First Closing Deadline, the Company shall promptly (but not later than five (5) Business Days thereafter) return the First Subscription Amount to Subscriber by wire transfer of United States dollars in immediately available funds to the account specified by Subscriber, and any book entries for the First Subscribed Shares and First Private Placement Pre-Funded Warrants shall be deemed cancelled; provided that, unless this Subscription Agreement has been terminated pursuant to Section 7 hereof, such return of funds shall not terminate this Subscription Agreement or relieve Subscriber of its obligation to purchase the First Subscribed Shares or the First Private Placement Pre-Funded Warrants at the First Closing. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed. Prior to or at the Closing, Subscriber shall deliver to the Company a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

(c)       The First Closing shall be subject to the satisfaction or valid waiver (to the extent a valid waiver is capable of being issued) by the party (the Company, on the one hand, or Subscriber, on the other) entitled to the benefit thereof, of the conditions that, on or prior to the First Closing Date:

(i)       no suspension of the qualification of the Ordinary Shares for offering or sale or trading on the Nasdaq Stock Market LLC (“Nasdaq”), or, to the actual or constructive knowledge of the Company or the Company’s directors or executive officers (as defined in Rule 405 under the Securities Act) after due inquiry (“Company’s Knowledge”), initiation or threatening of any proceedings for any of such purposes, shall have occurred; and

(ii)       no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining, prohibiting or enjoining consummation of the transactions contemplated hereby (except in the case of a governmental authority located outside the United States where such judgment, order, law, rule or regulation would not be reasonably expected to have a Company Material Adverse Effect (as defined below)), and no governmental authority shall have instituted or, to the Company’s Knowledge, threatened in writing a proceeding seeking to impose any such restraint or prohibition.

(d)       The obligation of the Company to consummate the First Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on or prior to the First Closing Date:

(i)       all representations and warranties of Subscriber contained in this Subscription Agreement are true and correct in all material respects at and as of the First Closing Date (other than (x) representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (y) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or Subscriber Material Adverse Effect, which representations shall be true and correct in all respects) as of such specified date), and consummation of the First Closing shall constitute a reaffirmation by Subscriber of each of the representations and warranties of Subscriber contained in this Subscription Agreement as of the First Closing;

(ii)       Subscriber shall have wired the First Subscription Amount in accordance with Section 2(b) of this Subscription Agreement and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the First Closing; and

(iii)       Subscriber shall have provided to the Company the information requested in Annex A hereto.

(e)       The obligation of Subscriber to consummate the First Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on or prior to the First Closing Date:

(i)       all representations and warranties of the Company contained in this Subscription Agreement are true and correct in all material respects at and as of the First Closing Date (other than (A) representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or Company Material Adverse Effect, which representations shall be true and correct in all respects) as of such specified date), and consummation of the First Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Company contained in this Subscription Agreement as of the First Closing or such earlier date, as applicable;

(ii)       the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the First Closing;

(iii)       all consents, waivers, authorizations, permits or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq and any shareholder approval required by the rules and regulations of Nasdaq) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the First Subscribed Shares) required to be made in connection with the issuance and sale of the First Subscribed Shares shall have been obtained or made, except (A) where the failure to so obtain or make would not prevent the Company from consummating the transactions contemplated hereby, including the issuance and sale of the First Subscribed Shares or (B) with respect to the Shareholder Approval;

(iv)       the Company shall (A) have filed with Nasdaq an application or supplemental listing application for the listing of the First Subscribed Shares and the Ordinary Shares issuable upon exercise of the First Private Placement Pre-Funded Warrants (the “First Warrant Shares”) and (B) be in material compliance with all listing and maintenance requirements of Nasdaq;

(v)       there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially economically benefits any Other Subscriber(s) thereunder unless the Subscriber has been offered the same benefits, and the Company shall not have entered into any securities purchase agreement, subscription agreement, side letter or similar agreement or understanding with any Other Subscriber or other person in connection with the offering contemplated herein and in the Other Subscription Agreements, other than the Other Subscription Agreements, and no Other Subscriber shall have received terms in respect of its purchase of the First Subscribed Shares or First Private Placement Pre-Funded Warrants that are more favorable than those of the Subscriber;

(vi)       the Company shall have delivered to the Subscriber the Voting Agreements (as defined below) duly executed and delivered by the Principal Shareholders (as defined below) and the Company;

(vii)       the Company shall cause to be delivered to the Subscriber and the Placement Agents (as defined below) a customary opinion of the Company’s outside U.S. and Cayman Islands counsels in form and substance reasonably satisfactory to the Subscriber and the Placement Agents; and

(viii)       ZB17 LLC, a wholly owned subsidiary of the Company, shall have duly entered into and executed that certain License, Development and Commercialization Agreement with Eli Lilly pertaining to BAFF and IL-17, including exclusive worldwide rights to tibulizumab and related compounds for all indications other than plaque psoriasis, pediatric psoriasis, genital psoriasis, psoriatic arthritis, ankylosing spondylitis, non-radiographic axial spondylarthritis, chronic spontaneous urticaria, and juvenile idiopathic arthritis.

(f)       Subject to all conditions to the First Closing being satisfied or waived, and notwithstanding any other provision of this Subscription Agreement, the Company shall not issue, the Subscriber shall not be entitled to receive, and the Subscriber shall not, and shall cause its Affiliates to not, directly or indirectly acquire, offer to acquire, solicit an offer to sell, own, or purchase, any First Subscribed Shares or any First Private Placement Pre-Funded Warrants which, when such First Subscribed Shares and First Warrant Shares aggregated with all Other Subscribed Shares, Ordinary Shares issuable upon the exercise of all Other Private Placement Pre-Funded Warrants subscribed for and purchased by Other Subscribers and the Eli Lilly Shares, would result in the issuance (assuming the issuance of all First Warrant Shares and Ordinary Shares issuable upon the exercise of all Other Private Placement Pre-Funded Warrants subscribed for and purchased by Other Subscribers) of more than 19.99% of the issued and outstanding Ordinary Shares of the Company as of the time immediately preceding this Agreement (the “Maximum Percentage”), unless shareholder approval is obtained in accordance with the listing rules of Nasdaq (such approval, “Shareholder Approval”) or is otherwise permitted by Nasdaq. The Company shall hold an extraordinary general meeting of the shareholders at the earliest practical date after the date hereof for the purpose of obtaining Shareholder Approval (the “Extraordinary General Meeting”). As promptly as reasonably practicable after the date hereof, the Company shall prepare and file with the United States Securities and Exchange Commission (the “Commission”) a preliminary proxy statement (as amended and supplemented, the “Proxy Statement”), relating to the Extraordinary General Meeting, which shall include the recommendation of the Company’s board of directors (the “Board”) that the shareholders of the Company vote in favor of the adoption and approval of all ordinary shares subject to Shareholder Approval, and the Subscription Agreements and the transactions contemplated therein, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in the Proxy Statement. The Company shall use its commercially reasonable efforts to obtain Shareholder Approval including, without limitation, by (x) obtaining and enforcing the Voting Agreements and (y) causing the Board to unanimously recommend to the shareholders of the Company that they approve such proposal. In addition, unless Shareholder Approval is obtained, the Company shall not issue, the Subscriber shall not be entitled to receive, and the Subscriber shall not, and shall cause its Affiliates to not, directly or indirectly acquire, offer to acquire, solicit an offer to sell, own, or purchase, any Aggregate Subscribed Shares or any Aggregate Private Placement Pre-Funded Warrants, in excess of the Maximum Percentage measured as of the day immediately preceding the First Closing Date. The term “Affiliate” as used in this Agreement means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, and any officers, employees or partners of the Subscriber.

3.       Second Closing.

(a)       The consummation of the Second Subscription (the “Second Closing” and together with the First Closing, the “Closings”) shall occur two (2) Business Days after the Company obtains Shareholder Approval (such date the “Second Closing Date”). On the same day as the Company’s receipt of the Shareholder Approval, the Company shall provide written notice to the Subscriber setting forth such Second Closing Date.

(b)       On the Second Closing Date, no later than 9:00 a.m., New York City time, the Subscriber shall deliver to the Company the Second Subscription Amount in cash via wire transfer to the account specified in the Closing Notice. At the Second Closing, the Company shall issue the Second Subscribed Shares and Second Private Placement Pre-Funded Warrants to the Subscriber and cause the Second Subscribed Shares to be registered in book entry form by the Company’s transfer agent and cause the Second Private Placement Pre-Funded Warrants to be issued in the form set forth in Exhibit A hereto, in each case free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement, the amended and restated memorandum and articles of association or state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable.

(c)       The Second Closing shall be subject to the satisfaction or valid waiver (to the extent a valid waiver is capable of being issued) by the party (the Company, on the one hand, or Subscriber, on the other) entitled to the benefit thereof, of the conditions that, on or prior to the Second Closing Date:

(i)       no suspension of the qualification of the Ordinary Shares for offering or sale or trading on Nasdaq, or, to the Company’s Knowledge, initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)       no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining, prohibiting or enjoining consummation of the transactions contemplated hereby (except in the case of a governmental authority located outside the United States where such judgment, order, law, rule or regulation would not be reasonably expected to have a Company Material Adverse Effect (as defined below)), and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

(iii)       Shareholder Approval shall have been duly received.

(d)       The obligation of the Company to consummate the Second Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on or prior to the Second Closing Date:

(i)       all representations and warranties of Subscriber contained in this Subscription Agreement are true and correct in all material respects at and as of the Second Closing Date (other than (x) representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (y) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or Subscriber Material Adverse Effect, which representations shall be true and correct in all respects) as of such specified date), and consummation of the Second Closing shall constitute a reaffirmation by Subscriber of each of the representations and warranties of Subscriber contained in this Subscription Agreement as of the Second Closing;

(ii)       Subscriber shall have wired the Second Subscription Amount in accordance with Section 3(b) of this Subscription Agreement and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Second Closing; and

(iii)       Subscriber shall have provided to the Company the information requested in Annex A hereto.

(e)       The obligation of Subscriber to consummate the Second Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on or prior to the Second Closing Date:

(i)       all representations and warranties of the Company contained in this Subscription Agreement are true and correct in all material respects at and as of the Second Closing Date (other than (A) representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or Company Material Adverse Effect, which representations shall be true and correct in all respects) as of such specified date), and consummation of the Second Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Company contained in this Subscription Agreement as of the Second Closing or such earlier date, as applicable;

(ii)       the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Second Closing;

(iii)       all consents, waivers, authorizations, permits or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Shareholder Approval and any shareholder approval required by the rules and regulations of Nasdaq) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Second Subscribed Shares) required to be made in connection with the issuance and sale of the Second Subscribed Shares shall have been obtained or made, except where the failure to so obtain or make would not prevent the Company from consummating the transactions contemplated hereby, including the issuance and sale of the Second Subscribed Shares;

(iv)       the Company shall (A) have filed with Nasdaq an application or supplemental listing application for the listing of the Second Subscribed Shares and the Ordinary Shares issuable upon exercise of the Second Private Placement Pre-Funded Warrants (the “Second Warrant Shares” and together with the First Warrant Shares, the “Warrant Shares”) and (B) be in material compliance with all listing and maintenance requirements of Nasdaq;

(v)       there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially economically benefits any Other Subscriber(s) thereunder unless the Subscriber has been offered the same benefits, and the Company shall not have entered into any securities purchase agreement, subscription agreement, side letter or similar agreement or understanding with any Other Subscriber or other person in connection with the offering contemplated herein and in the Other Subscription Agreements, other than the Other Subscription Agreements, and no Other Subscriber shall have received terms in respect of its purchase of the Second Subscribed Shares or Second Private Placement Pre-Funded Warrants that are more favorable than those of the Subscriber;

(vi)       the Company shall cause to be delivered to the Subscriber and the Placement Agents (as defined below) a customary opinion of the Company’s outside US and Cayman Islands counsels in form and substance reasonably satisfactory to the Subscriber and the Placement Agents; and

(vii)       the Shareholder Approval (as defined below) shall have been duly received (the “Shareholder Approval Condition”) at least one (1) Business Day prior to the Second Closing.

4.       Company Representations and Warranties. The Company represents and warrants to Subscriber that as of the date hereof, as of the First Closing Date and as of the Second Closing Date:

(a)       The Company (i) has been duly incorporated and is validly existing as an exempted company and is in good standing under the laws of the Cayman Islands, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement (with respect to the Second Closing, subject to Shareholder Approval), and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means any event, circumstance, change, development, effect or occurrence (collectively “Effect”) that, individually or in the aggregate with all other Effects, (a) is or would reasonably be expected to be materially adverse to the business, general affairs, managements, properties, conditions (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole; (b) would have a material adverse effect on the Company’s legal authority to consummate the transactions contemplated by this Subscription Agreement, including the issuance and sale of the Subscribed Shares and Private Placement Pre-Funded Warrants; or (c) would prevent, materially delay or materially impede the performance by the Company or its subsidiaries of their respective obligations under this Subscription Agreement; provided, however, that, in the case of clause (a), none of the following (or the effect of any of the following) shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether, there has been or will be a Company Material Adverse Effect: (i) any change or proposed change in applicable law or GAAP (including, in each case, the interpretation thereof) or changes in enforcement policies or official interpretations thereof or decisions of general applicability by any governmental entity, in each case, after the date of this Subscription Agreement; (ii) events, changes or conditions generally affecting the industries or geographic areas in which the Company operates; (iii) any changes in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (iv) acts of war, sabotage, civil unrest, protests, demonstrations, cyberattacks or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest, protests, demonstrations, cyberattacks or terrorism, or changes in global, national, regional, state or local political or social conditions; (v) any hurricane, tornado, flood, earthquake, mudslide, wildfire, natural disaster, epidemic, disease outbreak, pandemic (including, for the avoidance of doubt, the novel coronavirus, SARS-CoV-2 or COVID-19 and all related measures, strains and sequences) or other acts of God; (vi) any actions taken or not taken by the Company as required by this Subscription Agreement; (vii) any failure of the Company and its subsidiaries, taken as a whole to meet any projections, forecasts, guidance, estimates or financial or operating predictions of revenue, earnings, cash flow or cash position (provided, that any Effect underlying such failure (except to the extent otherwise excluded by other clauses in this definition) may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur) or (viii) any Effect attributable to the announcement or execution, pendency, negotiation or consummation of this Subscription Agreement (including the impact thereof on relationships with customers, suppliers, employees, investors, or other third parties related thereto), except in the cases of clauses (i) through (v), to the extent that the Company is materially and disproportionately affected thereby as compared with other participants in the industry in which the Company operates.

(b)       The Subscribed Shares have been (except insofar as the representations and warranties in this Section 4(b) are made or deemed made at the Second Closing Date, assuming that the Shareholder Approval is obtained) duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions (other than those under applicable securities laws), and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s second amended and restated memorandum and articles of association (each as amended to the First Closing Date) or state or federal securities laws.

(c)       The Private Placement Pre-Funded Warrants have been duly authorized (except insofar as the representations and warranties in this Section 4(c) are made or deemed made at the Second Closing, assuming that the Shareholder Approval is obtained) and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally or by the availability of equitable remedies.

(d)       The Ordinary Shares underlying the Aggregate Private Placement Pre-Funded Warrants have been (except insofar as the representations and warranties in this Section 4(d) are made or deemed made at the Second Closing Date, assuming that the Shareholder Approval is obtained) duly and validly authorized and reserved for issuance pursuant to the terms of the Private Placement Pre-Funded Warrants, and when issued by the Company upon valid exercise of the Private Placement Pre-Funded Warrants and payment of the exercise price, will be duly and validly issued, fully paid and non-assessable. The Company shall reserve and keep available for the exercise of the Aggregate Private Placement Pre-Funded Warrants such number of authorized but unissued Ordinary Shares as are sufficient to permit the exercise in full of the Aggregate Private Placement Pre-Funded Warrants for Ordinary Shares.

(e)       This Subscription Agreement has been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by the availability of equitable remedies.

(f)       The execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the Private Placement Pre-Funded Warrants and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.

(g)       Assuming the accuracy of all of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares and Private Placement Pre-Funded Warrants), other than (i) filings required by applicable state securities laws, (ii) filings with the Commission, including the filing of the applicable Registration Statement pursuant to Section 6 below, (iii) filings required by Nasdaq, including with respect to obtaining approval of the Company’s shareholders, (iv) any filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or any law or regulation of any other jurisdiction related to competition or merger control, if applicable, (v) those that will be obtained, made or given, as applicable, on or prior to the First Closing or the Second Closing, as applicable, and (vi) consents, waivers, authorizations, permits, orders, notices or filings, the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect or have a material adverse effect on the Company’s legal authority to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares and Private Placement Pre-Funded Warrants.

(h)       The Company has timely filed or furnished all filings, forms, reports, statements, schedules, prospectuses, registration statements and other documents, if any, required to be filed by the Company with the Commission under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) and Section 15(d) thereof since its inception (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “SEC Reports”), other than where the failure to timely file would not reasonably be expected to have a Company Material Adverse Effect, and as of their respective dates, all SEC Reports complied in all material respects with the applicable requirements in existence as of such dates of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed or furnished, or if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that were amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, as of such dates, in the light of the circumstances under which they were made, not misleading. Except as disclosed in the SEC Reports, the financial statements of the Company (including the notes thereto) included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited financial statements, to normal, year-end audit adjustments. The historical financial statements (including the related notes and supporting schedules) included in the SEC Reports comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act (“Regulation S-X”) and present fairly, in all material respects, the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. Except as set forth in the financial statements of the Company included in the SEC Reports filed prior to the date hereof, and except as disclosed in a subsequent SEC report filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect. All disclosures contained in the SEC Reports regarding “non-GAAP financial measures” (as defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the SEC Reports that are not so included as required. The interactive data in eXtensible Business Reporting Language (“XBRL”) included or incorporated by reference in the SEC Reports fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since the date of the latest audited financial statements included in the SEC Reports (the “Audited Financial Statement Date”), and, except as disclosed in a subsequent SEC Report filed prior to the date hereof, (A) the Company has not (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities (other than pursuant to employee benefit plans, qualified stock option plans or other equity compensation plans or arrangements existing on the date hereof and disclosed in the SEC Reports), (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, (v) declared or paid any dividend on, or authorized or paid any distribution on, its share capital, or redeemed or repurchased any securities of the Company; or (vi) given any waiver, other than in the ordinary course of business, of a material right or of a material debt owed to the Company; and (B) there has not been (i) any change in the share capital, consolidated assets, liabilities, financial condition or operation results from that reflected in the financial statements on such date, of the Company (except for changes in the ordinary course of business which have not had, and would not reasonably be expected to have, a Company Material Adverse Effect, individually or in the aggregate) or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management or business of the Company taken as a whole; (ii) any change or amendment to the Company’s organizational documents, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject; (iii) to the Company’s Knowledge, the loss of services of any executive officer (as defined in Rule 405 under the Securities Act); (iv) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted); or (v) to the Company’s Knowledge, any event or condition that has had or would reasonably be expected to have a Company Material Adverse Effect (except, in the case of (i) and (iii), as disclosed in the SEC Reports). To the Company’s Knowledge, there are no outstanding or unresolved comments in comment letters received by the Company from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports as of the date hereof. Notwithstanding anything to the contrary in this Subscription Agreement, no representation or warranty is made as to the accounting treatment of the Company’s issued and outstanding warrants, or as to any deficiencies in disclosure (including with respect to accounting and disclosure controls) arising from the accounting treatment of such warrants, in any SEC Reports.

(i)       As of the date hereof, and immediately prior to the First Closing, the entire authorized share capital of the Company consists of (1) 300,000,000 Ordinary Shares, of which (i) 27,552,148 Ordinary Shares are issued and outstanding (including 499,993 Ordinary Shares underlying restricted stock units), (ii) 6,900,000 Ordinary Shares are issuable upon exercise of public warrants, which are each exercisable for one Ordinary Share at a price of $11.50 per share (the “Public Warrants”), (iii) 5,910,000 Ordinary Shares are issuable upon exercise of private warrants (the “Private Warrants” and together with the Public Warrants, the “Warrants”) and (iv) 2,248,306 Ordinary Shares are issuable upon the exercise of stock options outstanding and (2) 1,000,000 preference shares, par value $0.0001 per share, none of which are issued and outstanding. All of the issued and outstanding shares of the Company have been issued in compliance in all material respects with all applicable federal and state securities laws. All (i) issued and outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued and are not subject to preemptive rights. None of the Ordinary Shares or outstanding Warrants are subject to or were issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under laws of the Cayman Islands, the Company’s organizational documents or any contract to which the Company is a party or by which the Company is bound. There are no outstanding contractual obligations of the Company to repurchase, redeem, exchange or otherwise acquire any Ordinary Shares, Warrants or any capital equity of the Company, except as set forth in the Private Placement Pre-Funded Warrants. As of the date hereof, except as set forth above and pursuant to the Other Subscription Agreements, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Ordinary Shares or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. Other than as set forth in any SEC Reports, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subscribed Shares or (ii) the securities to be issued pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the First Closing Date and the Second Closing Date.

(j)       Assuming the accuracy of all of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Subscribed Shares and Private Placement Pre-Funded Warrants by the Company to Subscriber and the Subscribed Shares and Private Placement Pre-Funded Warrants are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities law.

(k)       Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Section 502(c) of Regulation D under the Securities Act) in violation of the Securities Act in connection with any offer or sale of the Subscribed Shares and Private Placement Pre-Funded Warrants.

(l)       Except for Guggenheim Securities, LLC (“Guggenheim Securities”) and Raymond James & Associates, Inc. (each, a “Placement Agent” and together, the “Placement Agents”), no broker or finder is entitled to any brokerage or finder’s fee or commission from the Company solely in connection with the sale of the Subscribed Shares and Private Placement Pre-Funded Warrants to Subscriber.

(m)       All interactions with Management Investors will be made by the Company or its Representatives (as defined below) other than Guggenheim Securities, and Management Investors will participate in the issuance and sale of the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants only at the discretion of the Company. Without limitation of the foregoing, Guggenheim Securities will not be involved in any selling efforts or other communications with the Management Investors and will not be called upon to identify or solicit any Management Investors in connection with the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants or any matters contemplated herein. Neither the Company nor any of its Representatives will make any reference to Guggenheim Securities or its engagement by the Company in connection with the issuance and sale of any Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants to Management Investors, or in connection with any marketing and sale efforts related thereto (including but not limited to any executive summary, private placement memorandum or other marketing or disclosure materials that are provided to Management Investors in connection with the issuance and sale of the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants) without the prior written consent of Guggenheim Securities, other than identifying Guggenheim Securities as the Company’s private placement agent in connection with the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants sold to Subscribers and clarifying that Guggenheim Securities is not providing any advice, recommendation or other services to any Management Investor or otherwise participating or assuming any liability or obligation in connection therewith.

(n)       Any Other Subscription Agreements between the Company and one or more Management Investors will include, in lieu of the representation set forth in clause 4(d) below, an acknowledgement by the Management Investor to the effect that (i) no agent, advisor or other Representative of the Company has in any way been engaged by, represented, or acted for the Management Investor or provided the Management Investor with any advice or recommendation in connection with the Management Investor’s purchase of Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants, and (ii) no agent, advisor or other Representatives of the Company have any liability or obligation (fiduciary or otherwise) to such Management Investor in connection with its purchase of Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants.

(o)       The Company has provided Subscriber an opportunity to ask questions regarding the Company and made available to Subscriber all the information reasonably available to the Company that Subscriber has reasonably requested to make an investment decision with respect to the Subscribed Shares and the Private Placement Pre-Funded Warrants.

(p)       Except for such matters as have not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company is in compliance with all laws applicable to the conduct of its business. The Company has not received any written, or other communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(q)       As of the date hereof, the Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and listed for trading on Nasdaq. There is no suit, action, claim, proceeding or investigation pending or, to the Company’s Knowledge, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the Ordinary Shares or to prohibit or terminate the listing of the Ordinary Shares on Nasdaq. The Company has taken no action that is designed to terminate the registration of the Ordinary Shares under the Exchange Act. Upon the First Closing and the Second Closing, the issued and outstanding Ordinary Shares, including the Subscribed Shares to be issued pursuant to this Subscription Agreement, will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on Nasdaq.

(r)       There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than as set forth in the SEC Reports.

(s)       Other than the Company’s listing agreement with Nasdaq, there are no agreements or understandings to which the Company is a party or by which it is bound (other than, for the avoidance of doubt, its amended and restated memorandum and articles of association) which limit the ability of the Company to issue Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares in compliance with applicable federal and state securities laws, other than as set forth in the SEC Reports.

(t)       Other than the Other Subscription Agreements, the Company has not entered into any side letter or similar agreement with any Other Subscriber or other person in connection with such Other Subscriber’s or person’s direct or indirect investment in the Other Subscribed Shares. The Other Subscription Agreements reflect the same Per Share Subscription Price and other terms with respect to the purchase of the Other Subscribed Shares and Other Private Placement Pre-Funded Warrants that are no more favorable to the Other Subscribers thereunder than the terms of this Subscription Agreement, other than terms particular to the regulatory requirements of such Other Subscribers or their Affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Other Subscribed Shares and Other Private Placement Pre-Funded Warrants and such Other Subscription Agreements have not been amended or modified in any material respect following the date of this Subscription Agreement.

(u)       The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company in violation of Regulation M to facilitate the sale or resale of the Ordinary Shares.

(v)       Except as specifically disclosed herein, to the Company’s Knowledge with respect to patents, patent applications, trade and service marks, trade and service mark registrations, and trade names only, the Company and its subsidiaries own, possess, or license, and otherwise have legally enforceable rights to all confidential information, formulas, designs, devices, research and development, methods, processes, compositions, patents, pending patent applications and provisional applications and all issuances, divisions, continuations, continuations-in-part, reissues, extensions, reexaminations and renewals of such patents and applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, and know-how, except with regard to off-the-shelf software provided by third parties, (collectively, the “Intellectual Property Rights”) necessary for the conduct of the Company’s business as now conducted or, to the Company’s Knowledge, as proposed to be conducted. Except as disclosed in the SEC Reports, (i) to the Company’s Knowledge, there are no rights of third parties to any such Intellectual Property Rights that conflict with the Company’s right to own, possess or license, as applicable, such Intellectual Property Rights; (ii) the Company is not aware of any material infringement by third parties of any such Intellectual Property Rights; (iii) there is no pending, or to the Company’s Knowledge threatened, action, suit, proceeding or claim by others challenging the Company’s rights in or to own, possess and license such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending, or to the Company’s Knowledge threatened, action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, except for any such action, suit, proceeding or claim that would not have a Company Material Adverse Effect; (v) the Company’s intellectual property as currently or formerly owned, licensed or used by the Company or proposed to be used, and the Company’s conduct of its business as currently and formerly conducted and proposed to be conducted have not, do not and will not infringe, violate or misappropriate the Intellectual Property Rights of any person, and, the Company has not received any communication, and there is no prior, pending, or to the Company’s Knowledge threatened, action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim, except for any such action, suit, proceeding or claim that would not have a Company Material Adverse Effect; (vi) to the Company’s Knowledge, there is no U.S. patent or published U.S. patent application (other than U.S. patents or U.S. patent applications of the Company, or patents with respect to which the patent holder has entered a binding covenant to not sue the Company thereunder) which contains claims that dominate or may dominate any Intellectual Property Rights described in the SEC Reports as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property Rights, except for such claims and interferences that would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect; (vii) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office; (viii) to the Company’s Knowledge, all pertinent prior art references known to the Company or its counsel during the prosecution of the patents and patent applications comprising the Intellectual Property Rights were disclosed to the relevant patent authority and, to the Company’s Knowledge, neither such counsel nor the Company nor any licensor made any misrepresentation to, or concealed any material fact from, the relevant patent authority during such prosecution and the Company, and to the Company’s Knowledge, any licensor, has complied with all applicable duty of candor requirements of the relevant patent authority with respect to such patents and patent applications; and (ix) each employee and consultant of the Company has entered into an invention assignment agreement with the Company and to the Company’s Knowledge, no employee of the Company is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or its subsidiaries or actions undertaken by the employee while employed with the Company or its subsidiaries. To the Company’s Knowledge, all licenses to which the Company and its subsidiaries is a party relating to the Intellectual Property Rights are not invalid, are subsisting, enforceable, and in good standing and each of the Company and its subsidiaries has, in all material respects, complied with its respective contractual obligations pursuant to all such licenses relating to the Intellectual Property Rights and has not committed any material breach thereof (declared or undeclared). The Company is not a party to or bound by any options, licenses, or agreements with respect to the intellectual property rights of any other person or entity that are required to be disclosed in the SEC Reports and that are not disclosed therein. None of the Intellectual Property Rights used by the Company and its subsidiaries has been obtained by them or is being used by them in violation of any material contractual obligations binding on the Company, its subsidiaries or, to the Company’s Knowledge, any of their officers, directors, or employees. Except as required to be set forth in the SEC Reports, (i) the Company and its subsidiaries are not obligated to pay a material royalty, grant a license or provide other consideration to any third party in connection with the Intellectual Property Rights and (ii) no third party, including any academic or governmental organization, possess material rights to the Intellectual Property Rights owned by the Company. Notwithstanding the foregoing, use of cell-lines proprietary to third parties may be necessary for the Company to manufacture product in the conduct of its business. Sourcing and using such cell-lines may be the subject of a royalty-bearing license in favor of such a third party.

(w)       The Company is not, and immediately after receipt of payment for the Subscribed Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x)       The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Subscribed Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided that such pledge shall be (1) pursuant to an available exemption from the registration requirements of the Securities Act or (2) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of the Subscribed Shares shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Subscribed Shares are not subject to any contractual lock up or prohibition on pledging, the form of such acknowledgment to be subject to review and comment by the Company in all respects.

(y)       The Company is not, and has not been since March 20, 2023, an issuer identified in Rule 144(i)(1) of the Securities Act. As of March 24, 2023, the Company filed current “Form 10 information” (as defined in Rule 144 (i)(3)) with the Commission reflecting its status as an entity that was no longer an issuer described in Rule 144(i)(1)(i).

(z)       Except for the representations and warranties contained in this Section 4, the Company makes no express or implied representation or warranty, and the Company hereby disclaims any such representation or warranty with respect to the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated herein.

(aa) Except as disclosed in the SEC Reports there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject that, if determined adversely to the Company, would, in the aggregate, reasonably be expected to have a Company Material Adverse Effect or would, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Subscription Agreement or the consummation of the transactions contemplated by this Subscription Agreement; and to the Company’s Knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(bb) The Company is not party to or bound by any collective bargaining agreements or other agreements with labor organizations. No labor disturbance by or dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Company Material Adverse Effect. The Company is not in violation nor has it received written notice of any violation with respect to any federal or state law, regulations, orders or contract terms affecting the collective bargaining rights of employees or labor organizations, or any laws, regulations or orders relating to discrimination in the hiring, promotion or pay of employees, equal opportunity employment, or employees’ health, safety, nor any applicable federal or state welfare or wage and hour laws, the violation of any of which could reasonably be expected to have a Company Material Adverse Effect. No material labor dispute with the employees of the Company, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s Knowledge, is threatened or imminent. To the Company’s Knowledge, there have not been any labor union organizing activities with respect to employees of the Company.

(cc) Except as disclosed in the SEC Reports, the Company is not or has not (i) in violation of its second amended and restated memorandum and articles of association, charter or bylaws (or similar organizational documents), (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party, by which it is bound or to which any of its properties or assets is subject, or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or (iv) failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii), (iii) and (iv), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(dd) The Company possesses all material certificates, authorizations, clearances, approvals, registrations, exemptions, licenses or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the SEC Reports (“Permits”), and all such Permits are valid, current and in full force and effect, except where the failure to so possess or be valid, current and in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The Company is not in violation of, or in default under, any of the Permits nor has it received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit. The Company has not received any notice of proceedings relating to the revocation or modification of any Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Company Material Adverse Effect. The Company has not received any written notice denying, revoking or modifying any “approved enterprise,” “benefited enterprise” or “preferred enterprise” status with respect to any of the Company’s facilities or operations.

(ee) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Reports that is not so described.

(ff) The Company has established and maintains a system of internal accounting and disclosure controls and procedures (as defined in Rule 13a-15 and 15d-15 under the Exchange Act), which are designed to comply with the requirements of the Exchange Act and which have been designed (A) to ensure that (i) material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities and (ii) information required to be disclosed by the Company in reports that it files, furnishes or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (B) that are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Except as disclosed in the SEC Reports, the Company’s internal control over financial reporting is effective and none of the Company, the Board and the Company’s audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company or its subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Board has, subject to the exceptions, cure periods and the phase-in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Board and/or the Company’s audit committee has adopted a charter that satisfies the requirements of the Exchange Rules in respect of the audit committee.

(gg) There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provisions of the Sarbanes-Oxley Act that are applicable to the Company or its directors or officers in their capacities as directors or officers of the Company.

(hh) The Company confirms that it has not provided, and to the knowledge of the Company, none of its officers or directors nor any other person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Subscriber or its respective agents or counsel with any information that it believes constitutes material, non-public information regarding the Company or its subsidiaries except (i) insofar as the existence, provisions and terms of this Subscription Agreement and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in a press release or (ii) to such Subscriber, prior to such disclosure, that has executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Subscribers will rely on the foregoing representations in effecting transactions in securities of the Company.

(ii)       The Company has timely prepared and filed all federal, state, local and foreign tax returns required to be filed through the date hereof with all appropriate governmental agencies, subject to permitted extensions (except where the failure to file would not individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect), and has paid all taxes due (except where the failure to pay would not individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect), and no tax deficiency has been determined adversely to the Company or its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or would reasonably be expected to be, asserted against the Company that would, in the aggregate, reasonably be expected to have a Company Material Adverse Effect. There are no material unpaid assessments against the Company nor, to the Company’s knowledge, any audits by any federal, state or local taxing authority. All material taxes that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens pending or, to the Company’s knowledge, threatened against the Company or any of its assets or property. With the exception of agreements or other arrangements that are not primarily related to taxes entered into in the ordinary course of business, there are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity (other than a subsidiary of the Company). The Company is classified as a Subchapter C corporation for U.S. federal tax purposes.

(jj) For U.S. federal income tax purposes, the Company is treated as a controlled foreign corporation, as that term is defined in Section 957 of the United States Internal Revenue Code of 1986, as amended (the “Code”), for its tax year beginning on January 1, 2023.

(kk) Except as disclosed in the SEC Reports, the Company is not and has not been in violation of any Environmental Laws (including any failure to obtain, maintain and comply with the terms and conditions of all permits, consents, authorizations, registrations, licenses and other approvals required pursuant to Environmental Laws (“Environmental Permits”)), has not released any hazardous or toxic substances (“Hazardous Substances”) onto any real property that it formerly owned or operated and does not currently own or operate any real property (including any facilities located thereon) at or from which there has been a release or threatened release of Hazardous Substances, has not received any written notice or claim that it is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Company Material Adverse Effect and is not aware of any pending investigation which might lead to such a claim. The Company does not anticipate incurring any material capital expenditures relating to compliance with Environmental Laws. For purposes of this Section 4(ii), “Environmental Laws” shall mean any statute, law (including common law), rule, regulation, decision, order, decree or other binding requirements of any governmental authority or any court, domestic or foreign, relating to the use, handling, presence, generation, storage, transport, disposal or release of Hazardous Substances or relating to the protection or restoration of the environment or human exposure to Hazardous Substances.

(ll) Each of the Company and its officers, directors, Affiliates and employees, and, to the Company’s Knowledge, any of their respective agents has not violated, its participation in the offering will not violate, and the Company has instituted and maintain policies and procedures designed to ensure continued compliance with, each of the following laws: (i) anti-bribery laws, including but not limited to, any applicable law, rule or regulation of any locality, including but not limited to any law, rule or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (ii) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S.C. §§ 1956 and 1957, the Patriot Act, the Bank Secrecy Act and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder. The Company will not directly or indirectly use the proceeds of the offering of any of the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants contemplated hereby or by the Other Subscription Agreements, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity in violation of any anti-corruption, anti-bribery or anti-money laundering laws.

(mm) There are no transactions, arrangements or other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its Affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), and are required to be described in the SEC Reports, which have not been described as required.

(nn) Neither the Company nor any of its directors, officers or employees, nor, to the Company’s Knowledge, any agent, Affiliate or representative of the Company, is an individual or entity that is, or is owned or controlled by an individual or entity that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea and Syria). Neither the Company nor its subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity: (i) to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (ii) in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise). For the past five years, the Company has not knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(oo)       Except as disclosed in the SEC Reports, the Company and, to the Company’s Knowledge, its directors, employees and agents (while acting in such capacity) are in material compliance with all health care laws applicable to the Company, or any of their products or activities, including, but not limited to, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), the Stark law (42 U.S.C. § 1395nn), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.) (“HIPAA”), all criminal laws relating to healthcare fraud and abuse, including but not limited to 18 U.S.C. §§ 286 and 287, the healthcare fraud criminal provisions under HIPAA, the exclusion laws (42 U.S.C. § 1320a-7), the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), the Controlled Substances Act (21 U.S.C. § 801 et seq.), the Public Health Service Act (42 U.S.C. § 201 et seq.), the Clinical Laboratory Improvement Amendments of 1988 (42 U.S.C. § 263a), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), TRICARE (10 U.S.C. § 1071 et seq.), any state corporate practice or fee-splitting prohibitions, and any state or federal anti-markup or comparable laws or regulations, the regulations promulgated pursuant to such laws, and any other state, federal or foreign law, accreditation standards, regulation, memorandum, opinion letter or other issuance which imposes requirements on the manufacturing, development, testing, labeling, advertising, marketing or distribution of drugs, biologics and medical devices, kickbacks, patient or program charges, recordkeeping, claims process, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation or any other aspect of providing health care, clinical laboratory or diagnostics products or services (collectively, “Health Care Laws”). None of the Company, or to the Company’s Knowledge, its officers, directors, employees or, to the Company’s Knowledge, agents, have engaged in activities which are, as applicable, cause for false claims liability, civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, TRICARE or any other state or federal healthcare program (collectively, the “Programs”). Except as disclosed in the SEC Reports, the Company has not received any notification, correspondence or any other written or, to the Company’s Knowledge, oral communication, including notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action (“Action”) from any governmental authority, including, without limitation, the FDA, the EMA, Health Canada, the United States Federal Trade Commission, the United States Drug Enforcement Administration, CMS, HHS’s Office of Inspector General, the United States Department of Justice and state Attorneys General or similar agencies of potential or actual non-compliance by, or liability of, the Company under any Health Care Laws, except, with respect to any of the foregoing, such as would not, individually or in the aggregate, be material to the Company. Except as disclosed in the SEC Reports, to the Company’s Knowledge, there are no facts or circumstances that would reasonably be expected to give rise to material liability of the Company under any Health Care Laws. Except as set forth in the SEC Reports, the Company is not a party to, and does not have any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any governmental or regulatory authority. Additionally, to the Company’s Knowledge, none of the Company, or any of its employees, officers or directors, nor any of its agents, has been excluded, suspended or debarred from participation in any Program or human clinical research or, is subject to a governmental inquiry, investigation, proceeding, or other similar Action that could reasonably be expected to result in debarment, suspension, or exclusion. The statements with respect to Health Care Laws and the Company’s compliance therewith included in the SEC Reports fairly summarize the matters therein described.

(pp) The studies, tests and preclinical and clinical trials that were conducted, or are being conducted, by or on behalf of, or sponsored by, the Company, or in which the Company has participated, that are described in the SEC Reports, or the results of which are referred to in the SEC Reports, were and, if still pending, are being conducted in all material respects in accordance with all applicable statutes, rules, regulations and protocols of the U.S. Food and Drug Administration (“FDA”) and comparable drug regulatory agencies outside of the United States to which such trials and studies are subject and the protocols, procedures and controls established for each such study, test or preclinical or clinical trial and pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company or its subsidiaries and all applicable statutes, rules, regulations and protocols of the regulatory agencies to which they are subject, including without limitation the Health Care Laws, including 21 C.F.R. Parts 50, 54, 56, 58, 312 and 812; the descriptions of such studies, tests and trials contained in the SEC Reports, and the results thereof, are accurate and complete in all material respects and do not contain any misstatement of a material fact or omit a material fact necessary to make such statements not misleading; the Company has no knowledge of any studies, tests or trials not described in the SEC Reports the results of which reasonably call into question in any material respect the results of the studies, tests and trials described in the SEC Reports; and neither the Company nor its subsidiaries have received any notices or other correspondence from the FDA, the EMA, Health Canada or any other foreign, state or local governmental body exercising comparable authority or any applicable institutional review board or comparable authority requiring or threatening the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of, or sponsored by, the Company or in which the Company has participated, and, to the Company’s Knowledge, there are no reasonable grounds for the same. Except as disclosed in the SEC Reports, there has not been any violation of law or regulation by the Company in its product development efforts, submissions or reports to any regulatory authority that could reasonably be expected to require investigation, corrective action or enforcement action.

(qq) There are no material contracts or other documents required to be described in the SEC Reports or filed as exhibits to the SEC Reports pursuant to Item 601 of Regulation S-K that are not described and filed as required. The statements made in the SEC Reports, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed pursuant to Item 601 of Regulation S-K, constitute accurate summaries of the terms of such contracts and documents in all material respects. Except as disclosed in the SEC Reports, neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract or other document filed pursuant to Item 601 of Regulation S-K has any intention not to render full performance as contemplated by the terms thereof.

(rr) There are no legal, governmental or regulatory investigations, actions, suits or proceedings (each, an “Action”) pending to which the Company or its subsidiaries are or may reasonably be expected to become a party or to which any property of the Company or its subsidiaries are or may reasonably be expected to become the subject that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. Except as disclosed in the SEC filings, there are no material outstanding governmental orders and no unsatisfied judgments, penalties or awards against or affecting the Company or any of its properties or assets.

(ss) No representation or warranty by the Company in this Subscription Agreement or any certificate or other document furnished or to be furnished to the Subscriber pursuant to this Subscription Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading. To the Company’s Knowledge, there is no event or circumstance that the Company has not disclosed to the Subscriber which could reasonably be expected to have a Company Material Adverse Effect.

(tt) The Company has good and marketable title to all real properties and all other tangible properties and assets owned by it, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect; and the Company holds any leased real or personal property under valid and enforceable leases with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

(uu) The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

(vv) Neither the Company nor, to the Company’s Knowledge, any of its current or former directors, officers, employees, agents or other persons acting on behalf of the Company, has on behalf of the Company in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets which is in violation of law; (d) made any false or fictitious entries on the books and records of the Company; (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature or (f) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption laws.

(ww) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or any Company Covered Person, except (i) for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable and (ii) no such representation is made with respect to the Placement Agents, or any of their respective general partners, managing members, directors, executive officers or other officers. For purposes of this Section 4(uu), “Company Covered Person” shall mean any person listed in the first paragraph of Rule 506(d)(1).

(xx)       To the Company’s Knowledge, shareholders holding a sufficient number of Ordinary Shares to obtain Shareholder Approval intend to vote such shares in favor of the adoption and approval of this Agreement and the transactions contemplated herein at the Extraordinary General Meeting.

5.       Subscriber Representations and Warranties. Subscriber represents and warrants to the Company that as of the date hereof, as of the First Closing Date and as of the Second Closing Date:

(a)       Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b)       This Subscription Agreement has been duly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c)       The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and Private Placement Pre-Funded Warrants and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to timely consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares and Private Placement Pre-Funded Warrants.

(d)       (i) If Subscriber is located in the United States or is a U.S. person, Subscriber (A) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (9) or (12) under the Securities Act), in either case satisfying the applicable requirements set forth on Annex A hereto and an “institutional account” as defined in FINRA Rule 4512(c), and is not an entity formed for the specific purpose of acquiring the Subscribed Shares or the Private Placement Pre-Funded Warrants and a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (B) is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (C) has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Shares and the Private Placement Pre-Funded Warrants, (D) is acquiring the Subscribed Shares and the Private Placement Pre-Funded Warrants only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares and the Private Placement Pre-Funded Warrants as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an institutional accredited investor and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, (E) is not acquiring the Subscribed Shares or the Private Placement Pre-Funded Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A), and (F) understands that the offering meets the exemptions from filing under FINRA Rules 5123(b)(1)(A), (C) and (J); and (ii) if located outside the United States and not a U.S. person, (A) Subscriber is acquiring the Subscribed Shares and the Private Placement Pre-Funded Warrants in an "offshore transaction" meeting the requirements of Rule 903 of Regulation S under the Securities Act, (B) Subscriber understand that the offering meets the exemptions from filing under FINRA Rule 5123(c), (C) Subscriber is are aware that the sale to them is being made in reliance on a private placement exemption from, or in a transaction not subject to, registration under the Securities Act, and the purchaser and the person, if any, for whose account or benefit the purchaser is acquiring the Subscribed Shares offered pursuant to this Subscription, was located outside the United States and was not a U.S. person at the time (x) the offer was made to it and (y) when the buy order for such Subscribed Shares and Private Placement Pre-Funded Warrants was originated, and continues to be located outside the United States and not to be a U.S. person and has not purchased such Subscribed Shares or Private Placement Pre-Funded Warrants for the account or benefit of any person located in the United States or who is a U.S. person, or entered into any arrangement for the transfer of such Subscribed Shares, Private Placement Pre-Funded Warrants or any economic interest therein to any person located in the United States or any U.S. person, (D) Subscriber is authorized to consummate the purchase of the Subscribed Shares and the Private Placement Pre-Funded Warrants offered pursuant to this Subscription in compliance with all applicable laws and regulations of the jurisdiction where such sales are to be made. In either case, the offer and sale of the Subscribed Shares and the Private Placement Pre-Funded Warrants have not been registered under the Securities Act or any other applicable securities laws of any other jurisdiction, are being offered in transactions not requiring registration under the Securities Act, and unless the offer and sale thereof is so registered, may not be reoffered, resold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to any exemption therefrom or in a transaction not subject thereto. Subscriber understands that each of the Subscribed Shares and the Private Placement Pre-Funded Warrants may not be offered, resold, transferred, pledged (other than in connection with ordinary course prime brokerage relationships) or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (x) to the Company or a subsidiary thereof, (y) pursuant to offers and sales that qualify as “offshore transactions” within the meaning of Regulation S under the Securities Act or (z) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (y) and (z), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry positions or certificates representing the Subscribed Shares and the Private Placement Pre-Funded Warrants shall contain the legend set forth in this Section 5(d). Subscriber understands and agrees that the Subscribed Shares and the Private Placement Pre-Funded Warrants will be subject to transfer restrictions under applicable securities laws and, as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge (other than in connection with ordinary course prime brokerage relationships) or otherwise dispose of the Subscribed Shares or the Private Placement Pre-Funded Warrants and may be required to bear the financial risk of an investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Shares and the Private Placement Pre-Funded Warrants will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least March 24, 2024. Subscriber understands that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, pledge, transfer or disposition of any of the Subscribed Shares or the Private Placement Pre-Funded Warrants.

Each book entry for the Subscribed Shares and the Private Placement Pre-Funded Warrants shall contain a notation, and each certificate (if any) evidencing the Subscribed Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form (or to substantially the following effect):

“THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

“PRIOR TO THE REGISTRATION OF ANY PERMITTED TRANSFER IN ACCORDANCE WITH THE ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS AND OR CERTIFICATIONS AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

(e)       Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares and the Private Placement Pre-Funded Warrants directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby expressly and irrevocably acknowledges and agrees that it is not relying on, any representations, warranties, covenants or, agreements or statements made to Subscriber by or on behalf of the Company, the Placement Agents or any of their respective Affiliates or any of the respective subsidiaries, control persons, officers, directors, employees, partners, agents or representatives, or any other person or entity, expressly or by implication, (including by omission), other than those representations, warranties, covenants, agreements and statements of the Company expressly set forth in this Subscription Agreement, and Subscriber is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission). Subscriber undertook this investment freely and after obtaining independent legal advice.

(f)       In making its decision to purchase the Subscribed Shares and Private Placement Pre-Funded Warrants, Subscriber has relied solely upon independent investigation made by Subscriber and upon the representations, warranties and covenants of the Company expressly set forth herein and in the SEC Reports (and no other representations and warranties). Subscriber acknowledges and agrees that Subscriber has received and had adequate time to review such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber acknowledges it has conducted its own investigation of the Company and the Subscribed Shares and Private Placement Pre-Funded Warrants and has been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as Subscriber deemed necessary in connection with its decision to purchase the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber has made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to its investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants. Without limiting the generality of the foregoing, Subscriber acknowledges that Subscriber has had adequate time to review the SEC Reports. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber acknowledges that the Placement Agents and their directors, officers, employees, representatives, advisors and controlling persons have made no independent investigation with respect to the Company, the Subscribed Shares, the Private Placement Pre-Funded Warrants, or the accuracy, completeness, or adequacy of any information supplied to Subscriber by the Company or on its behalf.

(g)       Subscriber became aware of this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants, and the Subscribed Shares and Private Placement Pre-Funded Warrants were offered to Subscriber, solely by means of direct contact between Subscriber and the Company and/or its respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, Affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons (such parties referred to collectively as “Representatives”) or by means of contact from the Placement Agents. Subscriber did not become aware of this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants, nor were the Subscribed Shares and Private Placement Pre-Funded Warrants offered to Subscriber, to the Subscriber’s knowledge, by any other means, and none of the Company, Placement Agents, or their respective Representatives acted as fiduciary, investment advisor, broker or dealer to Subscriber. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity (including, without limitation, the Company, Placement Agents, and/or their respective Representatives), other than the statements, representations and warranties expressly set forth in this Subscription Agreement and the SEC Reports, in making its investment or decision to invest in the Company. To the Subscriber’s knowledge, the Subscribed Shares and Private Placement Pre-Funded Warrants (i) were not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(h)       Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision, and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment. Subscriber acknowledges that it (i) is a sophisticated investor, experienced in investing in business and financial transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its purchase of the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber acknowledges that its purchase of Subscribed Shares and the Private Placement Pre-Funded Warrants (w) is fully consistent with Subscriber’s financial needs, objectives and condition, (x) complies and is fully consistent with all of Subscriber’s applicable investment policies, guidelines and other restrictions, (y) has been duly authorized and approved by all necessary action (corporate or otherwise), and (z) does not and will not violate or constitute a default under Subscriber’s charter, by-laws or other constituent documents or under any law, rule, regulation, agreement or other obligation by which we are bound and are a fit, proper and suitable investment, notwithstanding the substantial risks inherent in investing in or holding the Subscribed Shares or the Private Placement Pre-Funded Warrants. Subscriber understands that the purchase and sale of the Subscribed Shares and the Private Placement Pre-Funded Warrants, to the extent applicable, hereunder meets (A) the institutional accounts exemptions from filing under FINRA Rule 5123(b)(1)(A), (B) the institutional customer exemption from filing under FINRA Rule 2111(b), (C) the qualified institutional buyers exemption from filing under FINRA Rule 5123(b)(1)(C) and (D) the accredited investors exemption from filing under FINRA Rule 5123(b)(1)(J).

(i)       Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants and determined that the Subscribed Shares and the Private Placement Pre-Funded Warrants are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

(j)       Subscriber understands and acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or the Private Placement Pre-Funded Warrants or made any findings or determination as to the fairness of this investment.

(k)       At all times on or prior to the First Closing Date and the Second Closing Date, as applicable, Subscriber has no binding commitment to dispose of, or otherwise transfer (directly or indirectly), any of the Subscribed Shares or Private Placement Pre-Funded Warrants applicable to such First Closing Date and Second Closing Date.

(l)       Subscriber is not the target of economic or financial sanctions, trade embargoes, or other export controls imposed, administered, or enforced by the United States (including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State) (“U.S. Trade Controls”) including: (i) identified on the OFAC Specially Designated Nationals and Blocked Persons List, or other list of individuals or entities (“Persons”) with whom transactions are prohibited or restricted under U.S. Trade Controls, (ii) organized, resident, located in, or a national of a comprehensively sanctioned jurisdiction (currently, Cuba, Iran, Syria, North Korea, and the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine, as this list may be amended from time to time) (each a “Sanctioned Jurisdiction”), (iii) the government of a Sanctioned Jurisdiction or the Government of Venezuela, or (iv) owned 50% or more, in the aggregate, directly or indirectly, or otherwise controlled, by a Person identified in (i) – (iii) (collectively, (i) through (iv), a “Sanctioned Person”). Subscriber has not, in the last five years, engaged in any conduct, activity, or practice that would constitute a violation or apparent violation of any applicable U.S. Trade Controls. Subscriber has not been in the last five years, the subject of any actual or, to the knowledge of Subscriber, asserted or threatened charge, proceeding, prosecution, investigation or inquiry with respect to potential or actual violations of U.S. Trade Controls. Subscriber has not, in the last five years, made any voluntary disclosure with respect to an actual or apparent violation of U.S. Trade Controls. Subscriber has not, in the last five years, been subject to civil or criminal penalties for a violation of U.S. Trade Controls. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), to the extent required by applicable law, that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required by applicable law, it maintains policies and procedures reasonably designed to promote compliance with U.S. Trade Controls. Subscriber further represents and warrants that the funds held by Subscriber and used to purchase the Subscribed Shares and Private Placement Pre-Funded Warrants were legally obtained and were not obtained, directly or indirectly, from a Sanctioned Person or in any other manner that would constitute a violation of U.S. Trade Controls.

(m)       Each Subscriber covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any short sales or otherwise seek to hedge its position in the Company’s securities during the period from the date hereof until the transactions contemplated by this Subscription Agreement are publicly disclosed by the Company. Notwithstanding the foregoing, (a) nothing in this Section 5(m) shall prohibit other entities under common management with Subscriber (including Subscriber’s controlled affiliates and/or affiliates), or that share an investment advisor with Subscriber, from executing any short sales or otherwise seeking to hedge their position in the Company’s securities and (b) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers or desks manage separate portions of such Subscriber’s assets, this Section 5(m) shall apply solely with respect to the portfolio manager or desk that made the investment decision to purchase the Subscribed Shares and Private Placement Pre-Funded Warrants covered by this Subscription Agreement. Each Subscriber covenants that until such time as the transactions contemplated by this Subscription Agreement are publicly disclosed by the Company, such Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction) other than to such Subscriber’s outside attorney, accountant, auditor or investment advisor.

(n)       If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code, or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code or other laws or regulations that are similar to such provisions, then Subscriber represents and warrants that neither the Company, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares and the Private Placement Pre-Funded Warrants, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares and the Private Placement Pre-Funded Warrants.

(o)       At the First Closing, Subscriber will have sufficient funds to pay the First Subscription Amount pursuant to Section 2(b) of this Subscription Agreement. At the Second Closing, Subscriber will have sufficient funds to pay the Second Subscription Amount pursuant to Section 3(b) of this Subscription Agreement.

(p)       [Reserved].

(q)       No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company.

(r)       Subscriber acknowledges and agrees that (i) each of the Placement Agents is acting solely in their respective capacities as Placement Agent with respect to the issuance and sale of the Subscribed Shares and the Private Placement Pre-Funded Warrants pursuant to this Subscription Agreement and the Other Subscription Agreements (excluding any Other Subscription Agreements between the Company and one or more Management Investors), is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary to the Subscriber, the Company or any other person or entity in connection with this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants; (ii) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants; (iii) the Placement Agents will have no responsibility with respect to (x) any representations, warranties or agreements made by any person or entity under or in connection with the offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants or any of the documents furnished pursuant thereto or in connection therewith or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (y) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants.

(s)       The Subscriber hereby acknowledges and is aware that the Placement Agents are each acting as the Company’s placement agent in connection with the offering conducted under this Subscription Agreement and the Other Subscription Agreements.

(t)       Subscriber acknowledges and agrees that no Placement Agent shall have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Subscriber, the Company or any other person or entity), whether in contract, tort or otherwise, to the Subscriber, or to any person claiming through the Subscriber, in respect of this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants.

(u)       Except for the representations and warranties contained in this Section 5, Subscriber makes no express or implied representation or warranty, and Subscriber hereby disclaims any such representation or warranty with respect to the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated herein.

6.       Registration of Subscribed Shares and Warrant Shares.

(a)       The Company agrees that, (i) within forty-five (45) calendar days after the consummation of the First Closing (the “First Filing Deadline”), the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement (the “First Registration Statement”) registering the resale of the First Subscribed Shares and the First Warrant Shares and naming the Subscriber as a selling shareholder thereunder, and (ii) within forty-five (45) calendar days after the consummation of the Second Closing (the “Second Filing Deadline”), the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement (the “Second Registration Statement” and together with the first Registration Statement, the “Registration Statements” and each, a “Registration Statement”) registering the resale of the Second Subscribed Shares and the Second Warrant Shares, and the Company shall use its commercially reasonable efforts to have the Registration Statements declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the Commission notifies the Company that it will “review” the First Registration Statement or Second Registration Statement, as applicable) following the First Filing Deadline or the Second Filing Deadline, as applicable, and (ii) the 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Subscribed Shares and Warrant Shares in the applicable Registration Statement are contingent upon the Subscriber furnishing in writing to the Company such information regarding the Subscriber, the securities of the Company held by the Subscriber and the intended method of disposition of the Subscribed Shares and the Warrant Shares as shall be reasonably requested by the Company to effect the registration of the resale of the Subscribed Shares and the Warrant Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations; provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Subscribed Shares, the Private Placement Pre-Funded Warrants or the Warrant Shares. Notwithstanding the foregoing, if the applicable Effectiveness Date falls on a day which is not a Business Day or other day that the Commission is closed for business, the Effectiveness Date shall be extended to the next Business Day on which the Commission is open for business. The Company will use its commercially reasonable efforts to provide a draft of the First Registration Statement and the Second Registration Statement, as applicable, to the Subscriber for review at least two (2) business days in advance of filing such Registration Statement. In no event shall the Subscriber be identified as a statutory underwriter in either Registration Statement; provided, that if the Commission requires that the Subscriber be identified as a statutory underwriter in a Registration Statement, the Subscriber will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from such Registration Statement upon its prompt written request to the Company, in which case the Company’s obligation to register the Subscribed Shares will be deemed satisfied or (ii) be included as such in such Registration Statement. Upon notification by the Commission that any Registration Statement has been declared effective by the SEC, within one (1) business day thereafter, the Company shall file the final prospectus under Rule 424 of the Securities Act. Further notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the applicable Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the respective Aggregate Subscribed Shares and Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants (and notwithstanding that the Company used diligent efforts to advocate with the staff of the Commission for the registration of all or a greater portion of the Aggregate Subscribed Shares and/or Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants), such Registration Statement shall register for resale such number of Aggregate Subscribed Shares and Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants that is equal to the maximum number of Aggregate Subscribed Shares and Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants as is permitted by the Commission. In such event, the number of Subscribed Shares, Warrant Shares, Other Subscribed Shares or Ordinary Shares issuable upon exercise of the Other Private Placement Pre-Funded Warrants to be registered for each selling shareholder named in the applicable Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Aggregate Subscribed Shares under Rule 415 under the Securities Act, the Company shall amend the applicable Registration Statement or file one or more new registration statement(s) (such amendment or new registration statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Aggregate Subscribed Shares and/or Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants not included in any prior Registration Statement and cause such Registration Statement to become effective as promptly as practicable after the filing thereof, but in any event no later than 30 calendar days after the filing of such Registration Statement (the “Additional Effectiveness Date”); provided, that the Additional Effectiveness Date shall be extended to sixty (60) calendar days after the filing of such Registration Statement if the SEC notifies the Company that it will “review” such Registration Statement; provided, further, notwithstanding the foregoing, that the Company shall have such Registration Statement declared effective within five (5) business days after the date the Company is notified in writing by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review. For purposes of clarification, any failure by the Company to file the applicable Registration Statement by the First Filing Deadline or the Second Filing Deadline, as applicable, to effect such Registration Statement by the applicable Effectiveness Date (or Additional Effectiveness Date) shall not otherwise relieve the Company of its obligations to file or effect the applicable Registration Statement set forth in this Section 6.

(b)       In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, respond to Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i)       except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement, and cause the Registration Statement to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available for the resale of the Subscribed Shares and the Warrant Shares, until the earliest of (i) the date on which the Subscribed Shares and the Warrant Shares may be resold without restriction under Rule 144, including without limitation, any volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (ii) the date on which all such Subscribed Shares and Warrant Shares have actually been sold pursuant to Rule 144 or pursuant to the Registration Statement, and (iii) the date which is two (2) years from the later of (x) the Effectiveness Date of the First Registration Statement or (y) the Additional Effectiveness Date, if applicable (the “Effectiveness Period”).

(ii)       advise Subscriber, as expeditiously as possible by e-mail, and in any event, within twenty-four (24) hours:

(1)       when a Registration Statement or any amendment thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective;

(2)       after it shall receive notice or obtain knowledge thereof, of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information; provided that no such notice is required when supplements to such Registration Statement have been filed;

(3)       after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4)       of the receipt by the Company of any notification with respect to the suspension of the qualification of the Subscribed Shares or Warrant Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)       subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company;

(iii)       use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)       upon the occurrence of any event contemplated in Section 6(b)(ii)(4) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Subscribed Shares and Warrant Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)       until the Subscriber no longer holds any Subscribed Shares, Private Placement Pre-Funded Warrants or Warrant Shares, cause the Subscribed Shares and Warrant Shares to be listed on each securities exchange or market, if any, on which the Ordinary Shares issued by the Company have been listed;

(vi)       use its commercially reasonable efforts to allow Subscriber to review, and reasonably consider comments by Subscriber, on disclosure regarding Subscriber in the Registration Statement;

(vii)       for as long as Subscriber holds Subscribed Shares or Private Placement Pre-Funded Warrants, use commercially reasonable efforts to (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the Commission required under the Exchange Act all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and (C) provide all customary and reasonable cooperation, necessary to enable the Subscriber to resell the Subscribed Shares or the Warrant Shares, as applicable, pursuant to the applicable Registration Statement or Rule 144 of the Securities Act (in each case, when Rule 144 of the Securities Act becomes available to Subscriber), as applicable; and

(viii)       otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by Subscriber, consistent with the terms of this Subscription Agreement, in connection with the registration of the resale of the Subscribed Shares and Warrant Shares.

(c)       Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the applicable Registration Statement, and from time to time to require any Subscriber not to sell under the applicable Registration Statement or to suspend the effectiveness thereof, (x) if (i) it determines that in order for such Registration Statement not to contain a material misstatement or omission, an amendment or supplement thereto would be needed or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Company in such Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in such Registration Statement would be expected, in the reasonable determination of the Company, upon the advice of legal counsel, to cause such Registration Statement to fail to comply with applicable disclosure requirements and (y) as may be necessary in connection with the preparation and filing of a post-effective amendment to such Registration Statement following the filing of the Company’s Annual Report on Form 10-K for its first completed fiscal year following the First Closing (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend either Registration Statement on more than two (2) occasions or for more than forty-five (45) consecutive calendar days, or more than a total of ninety (90) calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notices shall not contain any material, non-public information or subject Subscriber to any duty of confidentiality) during the period that the applicable Registration Statement is effective or if as a result of a Suspension Event such Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will immediately discontinue offers and sales of the Subscribed Shares and Warrant Shares under such Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales (which notices shall not contain any material, nonpublic information or subject Subscriber to any duty of confidentiality). If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Subscribed Shares and Warrant Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Subscribed Shares and Warrant Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Ordinary Shares to a transferee of the Subscriber in connection with any sale of Subscribed Shares with respect to which the Subscriber has entered into a contract for sale, prior to the Subscriber’s receipt of the notice of a Suspension Event and for which the Subscriber has not yet settled.

(d)       Subject to Section 6(c) above, if: (a) a Registration Statement covering all of the Aggregate Subscribed Shares required to be covered thereby and required to be filed by the Company pursuant to this Agreement is: (i) not filed with the Commission on or before the First Filing Deadline or the Second Filing Deadline, as applicable (a “Filing Failure”), or (ii) not declared effective by the Commission on or before the Effectiveness Date (an “Effectiveness Failure”), (b) on any day during the period commencing on the First Closing Date and ending on the earliest of: (x) the date as of which the Subscriber may sell all of the Subscribed Shares under Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act; (y) the second anniversary of the Second Closing Date; or (z) the date on which such Subscriber shall have sold all of the Subscribed Shares pursuant to a Registration Statement (the “Reporting Period”), sales of all of the Aggregate Subscribed Shares required to be included on such Registration Statement cannot be made, or (c) if the applicable Registration Statement is on Form S-1, for a period of fifteen (15) days following the date the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of ordinary shares) (a “Maintenance Failure”), then, in addition to any other rights the holders may have under this Agreement or under applicable law, the Company shall pay, as liquidated damages and not as a penalty, to each holder of Aggregate Subscribed Shares relating to such Registration Statement an amount in cash equal to one percent (1.0%) of such holder’s Pro Rata Interest in the Aggregate Subscription Amount on the initial day of a Maintenance Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) thereafter until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 6(d) are referred to herein as “Registration Delay Payments”; provided, that no Registration Delay Payments shall be required following the termination of the Reporting Period. The first such Registration Delay Payment shall be paid within three (3) Business Days after the event or failure giving rise to such Registration Delay Payment occurred and all other Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. For purposes of this Section 6(d), “Pro Rata Interest” is defined as the number of Subscribed Shares purchased by the applicable Subscriber, relative to the Aggregate Subscribed Shares.

(e)       The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under a Registration Statement), and its officers, directors, partners, managers, members, stockholders, advisers and agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, managers, members, stockholders, advisers and agents of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statements, any prospectus included in the Registration Statements or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 6, except, in each case, to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein or such Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected by Subscriber without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by a Subscriber, (B) in connection with any failure of Subscriber to deliver or cause to be delivered a prospectus made available to Subscriber by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of Subscriber by means of a freewriting prospectus (as defined in Rule 405) that was not authorized by the Company, or (D) in connection with any offers or sales effected by or on behalf of a Subscriber in violation of Section 6(b) of this Subscription Agreement. The Company shall notify such Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Company is aware. The indemnity set forth in this Section 6(e) shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares and Warrant Shares by Subscriber.

(f)       If the total number of Ordinary Shares that Subscriber and any other person(s) intend to include in an underwritten offering exceeds the number of Ordinary Shares that can be sold in an underwritten offering without being likely to have an adverse effect on the price, timing or distribution of Ordinary Shares offered or the market for the Ordinary Shares as determined by the managing underwriter of such offering, then the Ordinary Shares to be included in such offering shall include the number of Ordinary Shares that the managing underwriter of the offering advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company or other party or parties requesting or initiating such registration or to any other holder of securities of the Company having rights of registration pursuant to an existing registration rights agreement and (ii) second, Subscribers, allocated among Subscribers on the basis of the number of Ordinary Shares proposed to be sold by each applicable member of Subscribers in such underwritten offering (based, for each such participant, described in this clause (ii), on the percentage derived by dividing (x) the number of Ordinary Shares proposed to be sold by such participant in such underwritten offering by (y) the aggregate number of Ordinary Shares proposed to be sold by all such participants) or in such manner as they may agree, and (iii) third, to other holders of Ordinary Shares with registration rights entitling them to participate in such underwritten offering.

(g)       Subscriber (to the extent a seller under a Registration Statement), severally and not jointly with the Other Subscribers, shall indemnify and hold harmless the Company, its directors, officers, agents, trustees, partners, members, managers, shareholders, affiliates, investment advisors and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statements, any prospectus included in the Registration Statements, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 6(g) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the written consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed) nor shall Subscriber be liable for any Losses to the extent they arise out of or are based upon a violation which occurs in reliance upon and in conformity with written information furnished by the Company. In no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Subscribed Shares or Warrant Shares giving rise to such indemnification obligation. Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6(g) of which such Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares and Warrant Shares by Subscriber.

(h)       Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claims, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(i)       If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Subscriber shall be limited to the net proceeds received by Subscriber from the sale of Subscribed Shares or Warrant Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission) such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(i) from any person or entity who was not guilty of such fraudulent misrepresentation.

(j)       Subscriber may deliver written notice (an “Opt-Out Notice”) to the Company requesting that Subscriber not receive notices from the Company otherwise required by this Section 6; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Company in writing at least two business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6(j)) and the related suspension period remains in effect, the Company will so notify Subscriber, within one business day of Subscriber’s notification to the Company, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability (which notices shall not contain any material, nonpublic information or subject Subscriber to any duty of confidentiality).

(k)       Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation, warranty or other information made or provided by any person, firm or corporation, other than the statements, representations and warranties expressly contained in this Subscription Agreement, in making its investment or decision to invest.

(l)       Except as otherwise set forth in that certain Amended and Restated Registration Rights Agreement, dated as of March 20, 2023, by and among the Company and certain investors (the “Existing Registration Rights Agreement”), the Company shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Aggregate Subscribed Shares in this Subscription Agreement.

(m)       For purposes of this Section 6, (i) “Subscriber” shall include any person to whom the rights under this Section 6 shall have been duly assigned, (ii) “Subscribed Shares” shall mean, as of any date of determination, the Subscribed Shares acquired by Subscriber pursuant to this Subscription Agreement and any other equity security issued or issuable with respect to such Subscribed Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, (iii) “Private Placement Pre-Funded Warrants” shall mean, as of any date of determination, the Private Placement Pre-Funded Warrants acquired by Subscriber pursuant to this Subscription Agreement and (iv) “Warrant Shares” shall mean, as of any date of determination, the Warrant Shares to be acquired by Subscriber pursuant to this Subscription Agreement and the Private Placement Pre-Funded Warrants and any other equity security issued or issuable with respect to such Warrant Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event.

(n)       Subject to receipt from the Subscriber by the Company and its transfer agent (the “Transfer Agent”) of customary representations and other documentation (which shall not include a legal opinion) reasonably acceptable to the Company and the Transfer Agent in connection therewith, and, if required by the Transfer Agent, an opinion of the Company’s counsel, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, the Subscriber may request that the Company remove any legend from the book entry position and/or certificates evidencing the Subscribed Shares within two (2) Business Days of such request and receipt of such representations and other documentation (which shall not include a legal opinion) reasonably acceptable to the Company and the Transfer Agent, following the earliest of such time as such Subscribed Shares (A) are eligible to be sold or transferred or are sold or transferred pursuant to an effective registration statement or (B) are eligible to be sold or are sold pursuant to Rule 144. If restrictive legends are no longer required for the Subscribed Shares pursuant to the foregoing, the Company shall, in accordance with the provisions of this section and reasonably promptly following any request therefor from the Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such Subscribed Shares. The Company shall be responsible for the fees of the Transfer Agent associated with such issuance.

7.       Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, (a) upon the mutual written agreement of the Company and Subscriber to terminate this Subscription Agreement, (b) if any of the conditions to First Closing set forth in Section 2 of this Subscription Agreement are (i) not satisfied or waived in writing by the party entitled to the benefit of such condition prior to the First Closing Date or (ii) not capable of being satisfied on the First Closing Date and, in the case of each of (i) and (ii), as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the First Closing Date, (c) if any of the conditions to Second Closing set forth in Section 3 of this Subscription Agreement are (x) not satisfied or waived in writing by the party entitled to the benefit of such condition prior to the Second Closing Date or (y) not capable of being satisfied on the Second Closing Date and, in the case of each of (x) and (y), as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the Second Closing Date or (d) on or after May 5, 2023, if the First Closing has not occurred and prior to the consummation of the First Closing, the Subscriber delivers written notice to the Company specifying that the Subscriber has elected not to proceed with the consummation of the First Closing (the termination events described in clauses (a)–(d) above, collectively, the “Termination Events”); provided, that nothing herein will relieve any party from liability for any willful breach hereof (including, for the avoidance of doubt, a Subscriber’s willful breach of Section 2(d) of this Subscription Agreement with respect to its representations, warranties and covenants as of the date of the First Closing and Section 3(d) of this Subscription Agreement with respect to its representations, warranties and covenants as of the date of the Second Closing) prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect with regard to any as-yet uncompleted subscriptions for the Subscribed Shares and any monies paid by the Subscriber to the Company in connection herewith shall promptly (and in any event within one (1) Business Day) following the Termination Event be returned to the Subscriber without any deduction for or on account of any tax, withholding, charges, or set-off.

8.       Second Closing Abandonment. In the event that the Second Closing shall not have been consummated on or prior to 5:00 pm New York Time on November 15, 2023 or such later date, if any, as the Company and the Subscriber may mutually agree (the “Abandonment Date”), either the Subscriber or the Company shall be entitled to deliver written notice (a “Second Closing Abandonment Notice”) to the other specifying that the noticing party has elected not to proceed with the consummation of the Second Closing; provided, however, that the right to deliver a Second Closing Abandonment Notice pursuant to this Section 8 shall not be available to any party whose breach of this Agreement is the primary cause of the failure of the Second Closing to occur on or prior to the Abandonment Date. Upon delivery of a Second Closing Abandonment Notice, the obligation of each party to consummate the Second Closing shall terminate and no party shall thereafter be required to take any action contemplated herein necessary to cause the Second Closing to occur (the “Second Closing Abandonment”). For the avoidance of doubt, (i) the occurrence of the Second Closing Abandonment shall not limit any liability for a breach of this Agreement occurring prior to the Second Closing Abandonment and (ii) following the Second Closing Abandonment, all other terms, conditions and indemnities set forth herein shall continue in full effect in accordance with their terms.

9.       No Short Sales. Subscriber hereby agrees that, from the date of this Subscription Agreement until the public announcement of the transactions contemplated by this Subscription Agreement (or earlier termination of this Subscription Agreement), neither Subscriber nor any person acting on behalf of Subscriber or pursuant to any understanding with the Subscriber will engage in any Short Sales (as defined below) with respect to securities of the Company, as applicable. For purposes of this Section 9, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), or sales or other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing in this Section 9 shall prohibit other entities under common management with Subscriber (including Subscriber’s controlled affiliates and/or affiliates), or that share an investment advisor with Subscriber, from entering into any Short Sales and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the limitations set forth in the first sentence of this Section 9 shall only apply with respect to the portion of assets managed by the portfolio managers or desks that made the investment decision to purchase the Subscribed Shares and Private Placement Pre-Funded Warrants covered by this Subscription Agreement. For the avoidance of doubt, this Section 9 shall not apply to (i) any sale (including the exercise of any redemption right) of securities of the Company (A) held by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (B) purchased by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement or (ii) ordinary course, non-speculative hedging transactions.

10.       No Additional Issuances. During the period from the date hereof until 90 calendar days from the later of (i) the Effectiveness Date of the First Registration Statement or (ii) the Additional Effectiveness Date, if applicable , except for (a) the Ordinary Shares being issued pursuant to the Subscription Agreements, (b) the Ordinary Shares being issued pursuant to existing agreements or commitments or other securities that are convertible and/or exercisable into Ordinary Shares (solely upon such terms as in effect on the date hereof and without giving effect to any amendment thereto) and (c) new grants to the Company’s directors, officers and/or employees of securities that are convertible and/or exercisable into Ordinary Shares, the Company shall not issue or agree to issue any additional Ordinary Shares or other securities which provide the holder thereof the right to convert such securities into, or acquire, Ordinary Shares.

11.       Miscellaneous.

(a)       All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient; (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 11(a).

(b)       Subscriber acknowledges that (i) the Company will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement and (ii) the Placement Agents will rely on the representations and warranties of the Subscriber contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 11(b) shall not give the Company or the Placement Agents any rights other than those expressly set forth herein. Prior to the First Closing and the Second Closing, Subscriber agrees to promptly notify the Company and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects (or, in the case of representations and warranties qualified by materiality or Subscriber Material Adverse Effect, in all respects). The Company acknowledges that Subscriber and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the First Closing and the Second Closing, the Company agrees to promptly notify Subscriber and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects (or, in the case of representations and warranties qualified by materiality or Company Material Adverse Effect, in all respects).

(c)       The Placement Agents shall not be liable to Subscriber, whether in contract, tort, under the federal or state securities laws, or otherwise, for any action taken or omitted to be taken by the Placement Agents in connection with the Subscription. Subscriber, on behalf of itself and its affiliates, (i) hereby releases the Placement Agents in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, or disbursements related to the Subscription and (ii) shall not commence any litigation or bring any claim against the Placement Agent in any court or any other forum which relates to, may arise out of, or is in connection with, the Subscription, except to the extent that any loss, claim, damage, or liability is found in a final judgment by a court of competent jurisdiction to have resulted from the willful misconduct, fraud, bad faith, or gross negligence of the Placement Agents or any of its directors, officers, employees representatives or controlling persons. Subscriber agrees that the foregoing release and waiver is given freely and after obtaining independent legal advice and understands such release and waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law.

(d)       Each of the Company, the Placement Agents, and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party as requested or required by law, rule or regulation in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby; provided that, with respect to production by the Company, such party will provide Subscriber with at least three (3) Business Days’ prior written notice of such production to the extent legally permissible and subject to Section 11(t).

(e)       Regardless of whether either or both of the Closings occur, each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(f)       Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Subscribed Shares and the Private Placement Pre-Funded Warrants acquired hereunder, if any, and the rights set forth in Section 6) may be transferred or assigned. Notwithstanding the foregoing, Subscriber may assign all or a portion of its rights and obligations under this Subscription Agreement to one or more qualified funds (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another person, provided that no such assignment shall relieve the original Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief, and such assignee agrees in writing to be bound by the terms hereof.

(g)       All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closings.

(h)       The Company may request from Subscriber such additional information as the Company may reasonably determine necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares and the Private Placement Pre-Funded Warrants, to register the resale of the Subscribed Shares and the Warrant Shares Placement Pre-Funded Warrants or otherwise consummate or evidence the transaction contemplated by this Subscription Agreement, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures provided that Company agrees to keep any such information provided by Subscriber confidential other than as necessary to include in any registration statement the Company is required to file hereunder or in connection herewith. Subscriber acknowledges and agrees that if it does not provide the Company with such requested information, the Company may not be able to register the Subscribed Shares and the Warrant Shares Placement Pre-Funded Warrants for resale pursuant to Section 6 hereof. Subject to Section 11(t), Subscriber hereby agrees that a form of the Subscription Agreement (which form shall not identify Subscriber), as well as the nature of Subscriber’s obligations hereunder, may be disclosed in any public announcement or disclosure required by the Commission and in any registration statement, proxy statement, consent solicitation statement, information statement or any other Commission filing to be filed by the Company in connection with the issuance of the Subscribed Shares and the Private Placement Pre-Funded Warrants contemplated by this Subscription Agreement, in each case without Subscriber’s prior written consent.

(i)       This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto.

(j)       This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties hereto, with respect to the subject matter hereof.

(k)       Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Each of the parties hereto shall be entitled to seek and obtain equitable relief, without proof of actual damages, including an injunction or injunctions or order for specific performance to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement to cause Subscriber to fund the Subscription Amount and cause the First Closing to occur if the conditions in Section 2 of this Subscription Agreement have been satisfied and cause the Second Closing to occur if the conditions in Section 3 of this Subscription Agreement have been satisfied or, to the extent permitted by applicable law, waived by the applicable party entitled to waive any such condition. Each party hereto further agrees that the parties hereto shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 11(k), and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(l)       Each of the Company and Subscriber further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of the Company and of the Subscriber contained in this Subscription Agreement; provided, that the Company and the Subscriber shall have no liability to the Placement Agents with respect to the representations and warranties of the other party.

(m)       If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect so long as this Subscription Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(n)       This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail or in .pdf or any other form of electronic delivery (including any electronic signature complying with U.S. federal ESIGN Act of 2000)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(o)       The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled to seek at law, in equity, in contract, in tort or otherwise. The parties hereto further agree not to assert that a remedy of specific enforcement pursuant to this Section 11(o) is unenforceable, invalid, contrary to applicable law or inequitable for any reason and to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. In addition, the prevailing party in any action to enforce the provisions of this agreement shall be entitled to fees and expenses incurred in connection therewith. The parties acknowledge and agree that this Section 11(o) is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

(p)       This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction.

(q)       EACH PARTY, AND ANY PARTY ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY, HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(r)       The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the state courts of New York located in the county of New York or in the federal courts located in the state and county of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Notwithstanding the foregoing, a final judgement in any such action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 11(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(s)       This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, partner, shareholder, affiliate, agent, attorney or other representative of any party hereto or of any affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Subscription Agreement or for any claim, action, suit or other legal proceeding based on, in respect of or by reason of the transactions contemplated hereby.

(t)	The Company shall, by 9:00 a.m., Eastern Time, on or before the first (1st) Business Day immediately following the date of this Subscription Agreement (the “Disclosure Time”), issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “First Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated by the First Closing and the Second Closing and any other material, non-public information that the Company has provided to Subscriber at any time prior to the filing of the First Disclosure Document and including as an exhibit the April 2023 investor presentation provided to Subscriber. The Company shall, by 9:00 a.m., Eastern time, on or before the first (1st) Business Day immediately following the Extraordinary General Meeting, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Extraordinary General Meeting Disclosure Document”) disclosing the results of the Extraordinary General Meeting and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Extraordinary General Meeting Disclosure Document. The Company shall, by 9:00 a.m., Eastern time, on or before the first (1st) Business Day immediately following the Second Closing Date, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Subsequent Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements). Upon the issuance or filing, as applicable, of the First Disclosure Document, which shall include a public announcement of the transactions contemplated by this Subscription Agreement, the Subscriber shall not be in possession of any material, non-public information received from the Company or any of its officers, directors, affiliates, employees or agents, including the Placement Agents. From and after the issuance of the First Disclosure Document, the Company shall not provide any material, nonpublic information to the Subscriber, unless otherwise specifically agreed in writing by the Subscriber, except in the case of material, nonpublic information provided to an observer of the Board or member of the Board who is affiliated with the Subscriber. Upon the earlier of the (i) the Disclosure Time and (ii) the issuance of the First Disclosure Document, the Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Company or any of its officers, directors, affiliates, employees or agents, including the Placement Agents. The Company understands and confirms that the Subscriber and its affiliates will rely on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding the foregoing, or anything contained to the contrary in Section 11(d), the Company shall not publicly disclose the name of Subscriber or any affiliate or investment advisor of Subscriber, or include the name of Subscriber or any affiliate or investment advisor of Subscriber in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent (including by e-mail) of Subscriber, except as required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under Nasdaq regulations, in which case the Company shall provide Subscriber with reasonable prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber hereby consents to the publication and disclosure in any Form 8-K filed by the Company with the Commission pursuant to applicable securities laws, of Subscriber’s name and identity and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed required or appropriate by the Company, a copy of this Subscription Agreement. Any such disclosure under the foregoing two sentences shall be made only after the Company as soon as practicable notifies Subscriber of such requirement to disclose (except where prohibited by applicable law, legal process or regulatory request). The Company shall provide a draft of any proposed disclosures under this Section 11(t) to Subscriber reasonably in advance of the release of such disclosures, but in no event less than one Business Day prior to release, and shall consider in good faith any revisions to such disclosure proposed by Subscriber. Notwithstanding the foregoing or anything contained to the contrary in Section 11(d), the Company may make disclosures to an auditor or governmental or regulatory authority pursuant to any routine investigation, inspection, examination or inquiry without providing Subscriber with any notification thereof, unless Subscriber is the subject of any such investigation, inspection, examination or inquiry (in which case the preceding sentence shall govern).

(u)       The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under any Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares and the Private Placement Pre-Funded Warrants pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions or this Subscription Agreement or any Other Subscription Agreement. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber pursuant hereto or by any Other Subscriber pursuant thereto, shall be deemed to constitute Subscriber and Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and Other Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

(v)       When reference is made in this Subscription Agreement to a Section, such reference shall be to a Section of this Subscription Agreement, unless otherwise indicated. The headings contained in this Subscription Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Subscription Agreement. Whenever the context may require, any pronouns used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” is used in the inclusive sense of “and/or.” The terms “or,” “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. When used in the agreement, “person” shall mean any natural person, corporation, exempted company, limited liability company, partnership, exempted limited partnership, association, trust or other entity, including a governmental entity, as applicable. No summary of this Subscription Agreement prepared by any party shall affect the meaning or interpretation of this Subscription Agreement. The parties agree that the terms “material,” “materially” and “materiality” as used in this Subscription Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meanings ascribed to Company Material Adverse Effect or Subscriber Material Adverse Effect as defined in this Subscription Agreement.

(w)       The Company shall use commercially reasonable efforts consistent with the business objectives and operations of the Company to avoid being treated in any taxable year as a “passive foreign investment company” (“PFIC”) as such term is defined in Section 1297 of the Code. No later than 90 days following the end of each Company taxable year, the Company shall determine and advise the Subscriber whether the Company is expected to be, or was, a PFIC or a “Controlled Foreign Corporation” (“CFC”) as defined in the Code for any taxable year and to determine whether such Subscriber or any of such Subscriber’s Partners is required to (x) report its pro rata portion of the Company’s “Subpart F Income” as defined in Section 951 of the Code and the regulations thereunder on its United States federal income tax return or (y) include in gross income global intangible low-taxed income (“GILTI”) as defined in Section 951A of the Code and the regulations thereunder, or to allow such Subscriber or such Subscriber’s Partners to otherwise comply with applicable United States federal income tax laws. If the Company determines that it will be a PFIC or CFC for any taxable year, the Company will, with such advice as may be reasonably requested from such Subscriber, prepare the information required to comply with applicable PFIC and/or CFC reporting requirements. For purposes of the foregoing, (i) the term “Subscriber’s Partners” shall mean each of the Subscriber’s partners and any direct or indirect equity owners of such partners and (ii) the “Company” shall mean the Company and any of its subsidiaries. In connection with a “Qualified Electing Fund” election made by the Subscriber or any of the Subscriber’s Partners pursuant to Section 1295 of the Code or a “Protective Statement” filed by the Subscriber or any of Subscriber’s Partners pursuant to Treasury Regulation Section 1.1295-3, as amended (or any successor thereto), the Company shall provide PFIC Annual Information Statement pursuant to Treasury Regulation Section 1.1295-1, as amended (or any successor thereto), and annual financial information to the relevant Subscriber(s) as soon as reasonably practicable following the end of each taxable year of the Company (but in no event later than 60 days following the end of each such taxable year), and shall provide such Subscriber(s) with access to such other Company information as may reasonably be required for purposes of filing U.S. federal income tax returns of the Subscriber and such Subscriber’s Partners in connection with any such Qualified Electing Fund election or Protective Statement. At the reasonable request of such Subscriber, the Company will obtain advice of professionals experienced in matters relating to the relevant aspects of the Code of its choice, to the extent necessary to make the determination and to provide the information described above.

(x)       The Company agrees to use its commercially reasonable efforts to effectuate the transactions contemplated by those certain voting agreements which shall include the affirmative obligation of each Principal Shareholder to vote in favor of the Shareholder Approval (each a “Voting Agreement” and together, the “Voting Agreements”), executed by the Company and certain Shareholders who in the aggregate own or control more than fifty percent (50%) of the outstanding Ordinary Shares (collectively, the “Principal Shareholders”). The Company shall not amend or waive any provision of the Voting Agreements and shall enforce the provisions of the Voting Agreements in accordance with their terms. If any of the Principal Shareholders materially breach any provisions of their Voting Agreement, the Company shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Voting Agreement. In addition, if the Company receives a notice of material breach from any of the Principal Shareholders pursuant to a Voting Agreement, the Company shall promptly, but in no event later than two (2) Business Days, deliver a copy of such notice to the Subscriber.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

ZURA BIO LIMITED

By:
Name: Someit Sidhu
Title: Chief Executive Officer

Address for Notices:
4225 Executive Square, Suite 600
La Jolla, CA 92037

[Signature Page to Zura Bio Limited Subscription Agreement]

SUBSCRIBER:
Signature of Subscriber:

By:
Name:
Title:
Date:
Name of Subscriber:

(Please print. Please indicate name and
capacity of person signing above)

Name in which shares are to be registered
(if different):

Email Address:

Subscriber’s EIN:

Jurisdiction of residency:

Number of Subscribed Shares subscribed for:
Number of Private Placement Pre-Funded Warrants subscribed for:

Per Share Subscription Price: $4.25

Subscription Amount: $

Number of First Subscribed Shares:
Number of First Private Placement Pre-Funded Warrants:
First Subscription Amount:

Number of Second Subscribed Shares:
Number of Second Private Placement Pre-Funded Warrants:
Second Subscription Amount:

You must pay the First Subscription Amount and the Second Subscription Amount by wire transfer of United States dollars in immediately available funds to the account of the Company specified by the Company in writing.

EXHIBIT A

Form of Private Placement Pre-Funded Warrant

Annex A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed and signed by Subscriber
and constitutes a part of the Subscription Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	FINRA INSTITUTIONAL INVESTOR STATUS (Please check the box)

☐	Subscriber is a “institutional investor” (as defined in FINRA Rule 2111).

C.	ACCREDITED INVESTOR STATUS (Please check the box)

☐	Subscriber is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

D.	NON-U.S. PERSON STATUS (Please check the box)

☐	Subscriber is a non-U.S. person located outside of the United States.

E.	AFFILIATE STATUS
(Please check the applicable box)

SUBSCRIBER:
☐ is:
☐ is not:
an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	(1) Any bank, registered broker or dealer, insurance company, registered investment company, private business development company, or small business investment company;
☐	(2) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐	(3) Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment advisor makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐	(4) Any corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	(5) Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

A-1

☐	(6) Any entity, of a type not listed in items (1), (2), (3), (4), or (5) herein, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; or
☐	(7) Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

F.	FINRA INSTITUTIONAL ACCOUNT STATUS
(Please check the applicable subparagraphs):

☐ Subscriber is an “institutional account” under FINRA Rule 4512(c).

☐ Subscriber is not an “institutional account” under FINRA Rule 4512(c).

SUBSCRIBER:
Print Name:

By:
Name:
Title:

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